Exhibit 10.17

ASSIGNMENT AND ASSUMPTION

OF LEASES AND SECURITY DEPOSITS

FOX POINT – NEENAH, WISCONSIN

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (“Assignment”) is entered into as of the 15th day of December, 2014, by and between KRG NEENAH FOX POINT, LLC, a Delaware limited liability company (“Assignor”), and IREIT NEENAH FOX POINT, L.L.C., a Delaware limited liability company (“Assignee”). Reference is hereby made to that certain Purchase and Sale Agreement, dated September 16, 2014, by and among Assignor, certain affiliates of Assignor, and Inland Real Estate Income Trust, Inc., a Maryland corporation, as predecessor-in-interest to Assignee (the “Agreement”). Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Agreement.

1. Property. The “Property” means the real property located in Neenah, Wisconsin, commonly known as Fox Point, and more particularly described in Exhibit A attached hereto and incorporated herein.

2. Leases. The “Leases” means those leases, tenancies, rental agreements and occupancy agreements affecting the Property for the tenants identified in the rent roll attached to this Assignment as Exhibit B.

3. Security Deposits. “Security Deposits” means those certain refundable security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered.

4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits, and all of Assignor's right, title and interest in and to all of the Actions (as such term is defined in the Agreement) listed on Exhibit E of the Agreement relating to the Property (subject to any modifications of or supplements to Exhibit E of the Agreement based upon any disclosures provided to Assignee by Assignor since the date of the Agreement), but reserving unto Assignor all uncollected rent attributable to the period prior to the date hereof pursuant to Section 3.4(b)(viii) of the Agreement.

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5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases as of the date of this Assignment, and assumes the obligations under the Actions listed on Exhibit E to the Agreement relating to the Property (subject to any modifications of or supplements to Exhibit E of the Agreement based upon any disclosures provided to Assignee by Assignor since the date of the Agreement). Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.

6. Attorneys’ Fees. If any action, suit, arbitration or other proceeding is instituted by any party to this Assignment for the purpose of interpreting any of the terms hereof or to prevent or remedy a default hereunder by any other party, the prevailing party shall be reimbursed by the non-prevailing party for all of such prevailing party’s reasonable attorneys’ fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in this paragraph, attorneys’ fees shall be deemed to mean the reasonable, actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorney and any paralegals and legal staff performing such service.

7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

8. Limited Liability. By accepting this Assignment, but subject to Section 8(e) of the Agreement, Assignee agrees that it will look only to the proceeds of the Property for the performance or liability for nonperformance of any and all obligations of Assignor hereunder, it being expressly understood and agreed that no constituent member, manager or partner in or agent of Assignor, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent member in Assignor shall have any personal liability, directly or indirectly, under or in connection with this Assignment, or any amendment or amendments hereto made at any time or times, heretofore or hereafter, and Assignee and its successors and assigns and, without limitation, all other persons and entities, shall look solely to the proceeds of the Property for the payment of any claim or for any performance, and Assignee, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. This Section 8 is subject to, and not in limitation of, the limitations on liability provided in Section 8(e) of the Agreement.

9. Counterparts. This Assignment may be signed in any number of counterparts each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

ASSIGNOR:
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KRG NEENAH FOX POINT, LLC, a Delaware limited liability company

	By:		/s/ Daniel R. Sink
Daniel R. Sink, Executive Vice President and Chief Financial Officer

ASSIGNEE:

IREIT NEENAH FOX POINT, L.L.C., a Delaware limited liability company

	By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

		By:	/s/ David Z. Lichterman

		Name:	David Z. Lichterman

		Title:	Vice President

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Exhibit A

Legal Description

Parcels A & B:

A PARCEL OF LAND BEING PART OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 28, TOWNSHIP 20 NORTH, RANGE 17 EAST, CITY OF NEENAH, WINNEBAGO COUNTY, WISCONSIN, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST 1/4 CORNER OF SECTION 28; THENCE S01°27'04"E, 1179.76 FEET ALONG THE WEST LINE OF THE SOUTHWEST 1/4 OF SECTION 28; THENCE N88°27'03"E, 104.10 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GREEN BAY ROAD AND THE POINT OF BEGINNING; THENCE N01°11'09"W, 177.72 FEET ALONG SAID EAST RIGHT OF WAY LINE;THENCE N29°38'54"E, 13.47 FEET; THENCE N48°25'42"E, 11.00 FEET; THENCE N61°14'51"E, 15.00 FEET; THENCE N11°14'49"E, 37.62 FEET; THENCE N88°33'34"E, 173.61 FEET; THENCE N01°11'09"W, 280.83 FEET; THENCE N70°21'13"W, 29.60 FEET; THENCE N02°00'37"E, 85.58 FEET; THENCE N89°05'04"E, 150.00 FEET; THENCE N00°54'56"W, 141.48 FEET; THENCE N34°18'40"W, 41.82 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF WINNECONNE AVENUE (S.T.H. "114"); THENCE N88°18'45"E, 38.64 FEET; THENCE N61°49'30"E, 43.00 FEET; THENCE N21°02'58"E, 18.00 FEET; THENCE N36°43'13"E, 13.50 FEET; THENCE N51°55'53"E, 13.50 FEET; THENCE N61°19'47"E, 20.50 FEET; THENCE N66°19'23"E, 21.00 FEET; THENCE N69°05'14"E, 31.00 FEET; THENCE N08°54'58"W, 7.78 FEET; THENCE NORTHEASTERLY, 41.63 FEET ALONG THE ARC OF A 1526.10 FOOT RADIUS CURVE TO THE RIGHT, HAVING A CHORD WHICH BEARS N81°52'08"E AND IS 41.63 FEET IN LENGTH; THENCE S02°30'26"W, 278.58 FEET; THENCE N80°25'21"E, 365.22 FEET TO THE BEGINNING POINT OF A MEANDER LINE OF THE WESTERLY SHORE OF THE NEENAH SLOUGH, SAID POINT BEARS S80°25'21"W A DISTANCE OF 42 FEET MORE OR LESS FROM SAID SHORE; THENCE S11°31'35"W, 676.69 FEET ALONG SAID MEANDER LINE TO THE TERMINATION POINT OF SAID MEANDER LINE, SAID POINT BEARS S88°26'46"W A DISTANCE OF 131 FEET MORE OF LESS FROM SAID SHORE; THENCE S88°26'46"W, 719.59 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL INCLUDES ALL THAT LAND LYING BETWEEN THE ABOVE DESCRIBED MEANDER LINE AND THE WESTERLY SHORE OF SAID NEENAH SLOUGH BOUNDED BY THE EXTENSION OF THE RESPECTIVE LOT LINES OF THE ABOVE DESCRIBED PARCEL TO SAID WESTERLY SHORE.

Parcel C-1:

That part of the Northwest 1/4 of the Southwest 1/4 of Section 28, Township 20 North, Range 17 East, in the Sixth Ward, City of Neenah, Winnebago County, Wisconsin, lying West of a line described as follows, viz:

Commencing on the West line of said Section at a point 752.6 feet South of the intersection of said West line with the centerline of State Trunk Highway No. 114; thence East, at right angles to the West line of said Section, 103.3 feet to the East line of a highway, commonly known as Green Bay Road, the place of beginning; thence East, at right angles to the West line of said Section, 180 feet; thence South, parallel with the East line of said Green Bay Road, 70 feet; thence West, at right angles to the West line of said Section, 180 feet to the East line of said Green Bay Road; thence North, along the East line of said Green Bay Road, 70 feet, to the place of beginning.

Parcel C-2:

That part of Lot Four (4), of Certified Survey Map No. 1088, as recorded in the Office of the Register of Deeds for Winnebago County on January 13, 1984 at 10:00 AM, in Volume 1 of Certified Survey Maps, Page 1088, as Document No. 584988, being a part of the West 1/2 of the Southwest 1/4 of Section 28, Township 20 North, Range 17 East, in the Sixth Ward, City of Neenah, Winnebago County, Wisconsin, lying West of a line described as follows, viz:

Commencing at the Northeast (most Easterly) corner of said Lot 4; thence South 89 degrees 40' 45" West, along the North line of said Lot 4, 300.00 feet; thence South 70.0 feet, to the point of beginning of said line, thence continuing South to the Southerly line of said Lot 4, and the point of termination of said line.

THE ABOVE DESCRIBED PROPERTY IS ALSO DESCRIBED BASED ON THE SURVEY PREPARED BY CAROW LAND SURVEYING CO., INC. DATED SEPTEMBER 1, 2011 AND LAST REVISED OCTOBER 13, 2011, AND DESIGNATED PROJECT NO. C892.408-11, AS FOLLOWS:

A PARCEL OF LAND BEING PART OF LOT 4 OF CERTIFIED SURVEY MAP NUMBER 1088 AS RECORDED IN VOLUME 1 OF CERTIFIED SURVEY MAPS ON PAGE 1088 AND PART OF THE NORTHWEST ¼ OF THE SOUTHWEST ¼, ALL IN SECTION 28, TOWNSHIP 20 NORTH, RANGE 17 EAST, CITY OF NEENAH, WINNEBAGO COUNTY, WISCONSIN, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE WEST ¼ CORNER OF SECTION 28; THENCE S01°27’04”E, 1179.76 FEET ALONG THE WEST LINE OF THE SOUTHWEST ¼ OF SECTION 28; THENCE N88°27’03”E, 104.10 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GREEN BAY ROAD AND THE POINT OF BEGINNING; THENCE N88°26’46”E, 180.00 FEET TO A WEST LINE OF LOT 4 OF SAID CERTIFIED SURVEY MAP NUMBER 1088; THENCE S01°11’09”E, 94.10 FEET ALONG SAID WEST LINE AND ITS EXTENSION SOUTHERLY TO A POINT ON THE ARC OF A 196.75 FOOT RADIUS CURVE OF THE NORTHERLY RIGHT OF WAY LINE OF FOX POINT SQUARE TO THE LEFT; THENCE NORTHWESTERLY 82.64 FEET ALONG THE ARC OF SAID CURVE TO THE LEFT ON A CHORD WHICH BEARS N79°31’16”W AND IS 82.03 FEET IN LENGTH TO THE TERMINATION POINT OF SAID CURVE; THENCE S88°26’46”W, 99.66 FEET ALONG SAID NORTHERLY RIGHT OF WAY LINE TO THE EAST RIGHT OF WAY LINE OF GREEN BAY ROAD; THENCE N01°11’09”W, 77.00 FEET ALONG SAID EAST RIGHT OF WAY LINE TO THE POINT OF BEGINNING.

Parcel D:

That part of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of Section Twenty-eight (28), Township Twenty (20) North, Range Seventeen (17) East, in the Sixth Ward, City of Neenah, Winnebago County, Wisconsin, described as follows, viz:

Commencing at the West Quarter corner of said Section; thence South, along the West line of said Section, 429 feet, to the center line of Winneconne Avenue; thence North 69 degrees 9' East, along the center line of said Avenue, 400 feet; thence North 78 degrees 54' East, along the center line of said Avenue, 264 feet, to the Northwesterly corner of tract of land heretofore conveyed to Sara Napuck by Deed recorded in Volume 952 on Page 575, the place of beginning; thence South 3 degrees 2' West, 326.67 feet thence Easterly, along the Southerly line of tract of land heretofore conveyed to Sarah Napuck by Deed recorded in Volume 792 on Page 153, to the center line of a Slough; thence Northerly, along the center line of said Slough, to the center line of said Avenue; thence Westerly, along the center line of said Avenue, to the place of beginning, excepting therefrom that portion thereof included within the limits of Winneconne Avenue, as now located.

THE ABOVE DESCRIBED PROPERTY IS ALSO DESCRIBED BASED ON THE SURVEY PREPARED BY CAROW LAND SURVEYING CO., INC. DATED SEPTEMBER 1, 2011 AND LAST REVISED OCTOBER 13, 2011, AND DESIGNATED PROJECT NO. C892.408-11, AS FOLLOWS:

A PARCEL OF LAND BEING PART OF THE NORTHWEST ¼ OF THE SOUTHWEST ¼ OF SECTION 28, TOWNSHIP 20 NORTH, RANGE 17 EAST, CITY OF NEENAH, WINNEBAGO COUNTY, WISCONSIN, BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE WEST ¼ CORNER OF SECTION 28; THENCE S01°27’04”E, 1179.76 FEET ALONG THE WEST LINE OF THE SOUTHWEST ¼ OF SECTION 28; THENCE N88°27’03”E, 104.10 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GREEN BAY ROAD; THENCE N01°11’09”W, 177.72 FEET ALONG SAID EAST RIGHT OF WAY LINE; THENCE N29°38’54”E, 13.47 FEET; THENCE N48°25’42”E, 11.00 FEET; THENCE N61°14’51”E, 15.00 FEET; THENCE N11°14’49”E, 37.62 FEET; THENCE N88°33’34”E, 173.61 FEET; THENCE N01°11’09”W, 280.83 FEET; THENCE N70°21’13”W, 29.60 FEET; THENCE N02°00’37”E, 85.58 FEET; THENCE N89°05’04”E, 150.00 FEET; THENCE N00°54’56”W, 141.48 FEET; THENCE N34°18’40”W, 41.82 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF WINNECONNE AVENUE (S.T.H.“114”); THENCE N88°18’45”E, 38.64 FEET; THENCE N61°49’30”E, 43.00 FEET; THENCE N21°02’58”E, 18.00 FEET; THENCE N36°43’13”E, 13.50 FEET; THENCE N51°55’53”E, 13.50 FEET; THENCE N61°19’47”E, 20.50 FEET; THENCE N66°19’23”E, 21.00 FEET;

THENCE N69°05’14”E, 31.00 FEET; THENCE N08°54’58”W, 7.78 FEET; THENCE NORTHEASTERLY, 41.63 FEET ALONG THE ARC OF A 1526.10 FOOT RADIUS CURVE TO THE RIGHT, HAVING A CHORD WHICH BEARS N81°52’08”E AND IS 41.63 FEET IN LENGTH TO THE POINT OF BEGINNING; THENCE NORTHERLY, 37.93 FEET ALONG THE ARC OF A 1526.10 FOOT RADIUS CURVE TO THE RIGHT, HAVING A CHORD WHICH BEARS N83°21’45”E AND IS 37.93 FEET IN LENGTH; THENCE NORTHERLY, 241.23 FEET ALONG THE ARC OF A 1393.50 FOOT RADIUS CURVE TO THE RIGHT, HAVING A CHORD WHICH BEARS N89°02’01”E AND IS 240.92 FEET IN LENGTH; THENCE S86°00’26”E, 20.96 FEET; THENCE S84°01’04”E, 85.46 FEET; THENCE S05°48’08”W, 21.20 FEET TO THE BEGINNING POINT OF A MEANDER LINE OF THE WESTERLY SHORE OF THE NEENAH SLOUGH, SAID POINT BEARS S84°11’52”E A DISTANCE OF 42 FEET MORE OR LESS FROM SAID SHORE; THENCE S10°01’12”W, 197.55 FEET ALONG SAID MEANDER LINE TO A POINT, SAID POINT BEARS S80°25’21”W, 67 FEET MORE OR LESS FROM SAID SHORE; THENCE S80°25’21”W, 365.22 FEET; THENCE N02°30’26”E, 278.58 FEET TO THE POINT OF BEGINNING. THE ABOVE DESCRIBED PARCEL INCLUDES ALL THAT LAND LYING BETWEEN THE ABOVE DESCRIBED MEANDER LINE AND THE WESTERLY SHORE OF SAID NEENAH SLOUGH BOUNDED BY THE EXTENSION OF THE RESPECTIVE LOT LINES OF THE ABOVE DESCRIBED PARCEL TO SAID WESTERLY SHORE.